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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report                                                  April 30, 2003
  (Date of earliest event reported)                               April 30, 2003


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-13676                                       36-3846489
(Commission File Number)              (I.R.S. Employer Identification Number)


  310 South Schuyler Avenue, Kankakee, Illinois                          60901
     (Address of principal executive offices)                        (Zip Code)


                                 (815) 937-4440
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure

        On April 30, 2003, Kankakee Bancorp, Inc. issued a news release announcing a stock dividend, the results of the annual meeting of stockholders and other corporate events. The news release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statements of Business Acquired.

            None.

        (b) Pro Forma Financial Information.

            None.

        (c) Exhibits.

            99.1    News Release dated April 30, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KANKAKEE BANCORP, INC.

Dated:  April 30, 2003                       By: /s/ Ronald J. Walters
                                                 ----------------------------
                                                    Ronald J. Walters
                                                    Vice President and Treasurer

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